UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 8, 2022

CYREN LTD.
(Exact Name of Registrant as Specified in its Charter)

Israel	000-26495	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Ha-Menofim St., 5th Floor Herzliya, Israel	4672561
(Address of Principal Executive Offices)	(Zip Code)
011–972–9–863–6888
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Ordinary Shares, par value ILS 3.0 per share	CYRN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On July 8, 2022, the Board of Directors (the “Board”) of Cyren Ltd. (the “Company””) appointed P. Brady Hayden as the Company’s Principal Accounting Officer, effective immediately.

Mr. Hayden, age 49, continues to serve as the Company’s Vice President of Finance and Accounting, a position he has held since May 2, 2022. Prior to joining the Company, Mr. Hayden served as Senior Manager, Technical Accounting and SEC Reporting for Spok Holdings, Inc., a publicly traded provider of clinical communication and collaboration solutions. Prior to that, he served in various finance and accounting roles with the United States Postal Service, including Acting Manager, Corporate Financial Reporting and Manager, External Reporting. Mr. Hayden holds a Master of Business Administration from the University of Rochester and a Bachelor of Science in Business Administration from Lipscomb University. He is a Certified Public Accountant licensed in the District of Columbia.

There were no new compensatory arrangements or modifications to existing compensatory arrangements, nor were there any grants or awards made to Mr. Hayden in connection with his appointment. Mr. Hayden will continue to be eligible to participate in the Company’s compensation and benefit plans and programs made available to the Company’s employees.

There is no arrangement or understanding with any person pursuant to which Mr. Hayden was appointed as Principal Accounting Officer, and there are no family relationships between Mr. Hayden and any director or executive officer of the Company. Additionally, there are no transactions between Mr. Hayden and the Company and/or its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYREN LTD.

Dated: July 13, 2022
	By:	/s/ Brian Dunn
	Name:	Brian Dunn
	Title:	General Counsel